UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2011

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the EarthLink, Inc. (the “Company”) 2011 annual meeting of stockholders held on May 3, 2011 (the “2011 Annual Meeting”), the Company’s stockholders approved proposals to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (a) declassify the Board of Directors and to provide for the annual election of directors and (b) delete the plurality voting standard in uncontested director elections to allow the Bylaws to provide for a majority voting standard in those elections.  The amendments to the Certificate of Incorporation were previously approved by the Board of Directors and became effective on May 3, 2011.  To implement the majority voting standard, the Board of Directors also approved an amendment to Article III, Section 3.2 of the Company’s Second Amended and Restated Bylaws (the “Bylaws”), contingent upon stockholder approval of the majority voting standard proposal, providing for a majority voting standard in uncontested director elections, which became effective on May 3, 2011.

The foregoing descriptions of the amendments to the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

The following summarizes the voting results for the eight proposals submitted for a vote of the stockholders at the 2011 Annual Meeting:

Proposal 1. To amend the Company’s Second Restated Certificate of Incorporation to declassify the Board of Directors.  This proposal was approved by the Company’s stockholders at the 2011 Annual Meeting.

Votes For — 95,857,280

Votes Against — 740,746

Votes Abstained — 195,506

Proposal 2.  To amend the Company’s Second Restated Certificate of Incorporation to provide for a majority voting standard in uncontested director elections.  This proposal was approved by the Company’s stockholders at the 2011 Annual Meeting.

Votes For — 95,996,706

Votes Against — 618,745

Votes Abstained — 178,081

Proposal 3.  To elect Susan D. Bowick, Nathaniel A. Davis, Marce Fuller, Rolla P. Huff, David A. Koretz, Thomas E. Wheeler and M. Wayne Wisehart to EarthLink’s Board of Directors to serve until the 2012 annual meeting of stockholders or until his or her successor is duly elected and qualified.  This proposal was approved by the Company’s stockholders at the 2011 Annual Meeting.

Name	Votes For	Votes Withheld	Broker non- votes
Susan D. Bowick	70,878,821	8,523,128	17,391,583
Nathaniel A. Davis	76,994,790	2,407,159	17,391,583
Marce Fuller	70.872,263	5,529,686	17,391,583
Rolla P. Huff	75,132,349	4,269,600	17,391,583
David A. Koretz	77,477,400	1,924,549	17,391,583
Thomas E. Wheeler	70,882,544	8,519,405	17,391,583
M. Wayne Wisehart	70,871,616	8,530,333	17,391,583

Proposal 4.  Since Proposal 1 to declassify the Board of Directors was approved, Proposal 4 to elect Class III Directors was not submitted to stockholders.

Proposal 5.  To approve a non-binding advisory resolution approving the compensation of our named executive officers.  This proposal was approved by the Company’s stockholders at the 2011 Annual Meeting.

Votes For — 63,135,578

Votes Against — 14,148,135

Votes Abstained — 2,118,236

Broker non-votes — 17,391,583

Proposal 6.  To provide a non-binding advisory vote as to the frequency of the non-binding stockholder vote to approve the compensation of our named executive officers.  The Company’s stockholders approved a one-year frequency for this non-binding stockholder vote.

One-Year Frequency — 71,707,466

Two-Year Frequency — 107,397

Three-Year Frequency — 5,665,724

Votes Abstained — 1,921,362

In light of these voting results and other matters considered by the Board of Directors, the Board of Directors and management have determined to implement an annual advisory vote on the compensation of our of our named executive officers beginning with the next annual meeting of stockholders in 2012.

Proposal 7.  To approve the EarthLink, Inc. 2011 Equity and Cash Incentive Plan.  This proposal was approved by the Company’s stockholders at the 2011 Annual Meeting.

Votes For — 62,760,163

Votes Against — 14,566,509

Votes Abstained — 2,075,277

Broker non-votes — 17,391,583

Proposal 8.  To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2011.  This proposal was approved by the Company’s stockholders at the 2011 Annual Meeting.

Votes For — 91,188,242

Votes Against — 5,396,825

Votes Abstained — 208,465

Item 9.01.              Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
3.1

Second Restated Certificate of Incorporation of EarthLink, Inc., as amended (incorporated herein by reference to Exhibit 3.1 to EarthLink, Inc.’s Registration Statement on Form S-8—File No. 333-173889)

3.2	Third Amended and Restated Bylaws of EarthLink, Inc. (incorporated herein by reference to Exhibit 3.2 to EarthLink, Inc.’s Registration Statement on Form S-8—File No. 333-173889)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

	By:	/s/ Bradley A. Ferguson
	Name:	Bradley A. Ferguson
	Title:	Executive Vice President,
Chief Financial Officer

Date: May 5, 2011

EXHIBIT INDEX

Exhibit No.	Description
3.1

Second Restated Certificate of Incorporation of EarthLink, Inc., as amended (incorporated herein by reference to Exhibit 3.1 to EarthLink, Inc.’s Registration Statement on Form S-8—File No. 333-173889)

3.2	Third Amended and Restated Bylaws of EarthLink, Inc. (incorporated herein by reference to Exhibit 3.2 to EarthLink, Inc.’s Registration Statement on Form S-8—File No. 333-173889)